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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        JUNE 14, 2001

                          TRANSKARYOTIC THERAPIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 000-21481                                04-3027191
         -----------------------              ---------------------------------
         (Commission File Number)             (IRS Employer Identification No.)

195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                           02139
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 (Address of Principal Executive Offices)                           (Zip Code)

                                 (617) 349-0200
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   OTHER EVENTS.

         On June 14, 2001, Transkaryotic Therapies, Inc. ("TKT") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, TKT's stockholders elected the following persons to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified: Walter Gilbert, Jonathan S. Leff, William R. Miller, Rodman W. Moorhead, III, Richard F Selden, James E. Thomas and Wayne P. Yetter.

         Attached to this Current Report on Form 8-K and filed as Exhibit 10.33 is a Stockholders' Agreement, dated as of April 12, 2000, by and among TKT and certain other stockholders in TKT Europe 5S AB, a corporation organized under the laws of Sweden.

 .
Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  10.33             Stockholders' Agreement, dated as of
                                    April 12, 2000, by and among the Registrant and certain other parties listed thereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2001                 REGISTRANT

                                    TRANSKARYOTIC THERAPIES, INC.

                                     By: /s/ Daniel E. Geffken
                                         -----------------------------------
                                         Daniel E. Geffken
                                         Senior Vice President, Finance and
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                                 DESCRIPTION

10.33 Stockholders' Agreement, dated as of April 12, 2000, by and among the Registrant and certain other parties listed thereto.